Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated May 3, 2022 to the Prospectus dated April 29, 2022 for the following series of the Trust

(each, a “Fund,” and collectively, the “Funds”):

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - May/Nov

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - May/Nov

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - May

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - May

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

As described in the Funds’ Prospectus, each Fund seeks to provide exposure to the S&P 500 Index, prior to taking into account any fees or expenses or the performance of any fixed income exposure included in the Fund’s portfolio, subject to either a Par Up Rate, a Spread or Index Caps on any upside market performance of the S&P 500 Index and, with respect to the Index Caps, a Fund’s applicable Secondary Index. As of May 3, 2022, the estimated ranges of each Fund’s Par Up Rate, Spread and Index Caps, as applicable (each, a “rate”), are set forth below. Milliman Financial Risk Management LLC, the Funds’ investment adviser (“Milliman”), will not calculate the definitive rate applicable to each Fund’s Outcome Period until the commencement of such Fund’s Outcome Period (the “actual rate”), which will be based on (i) evaluation by Milliman of prevailing market conditions on the first day of the Outcome Period, and (ii) the total number (for the Par Up Rate and Index Caps) or strike price (for the Spread) of long call options contracts on the applicable Reference Index(es) or corresponding ETF(s) that Milliman is able to purchase at that time (the number of which will depend, in part, upon the expected income from the Collateral Portfolio and the Put Spread Strategy). Accordingly, there is no guarantee that any actual rate will fall within the below estimated ranges.

1.	As of May 3, 2022, the estimated Par Up Rate range for each of the below Funds are as follows:

Estimated Par Up Rate Range* (As of May 3, 2022)
Fund Name / Share Class	Prior to Taking into Account Fund Fees and Expenses
Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - May/Nov Class 3	69.4% and 77.2%
Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - May/Nov Class 3	68.9% and 75.3%
Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - May Class 3	58.3% and 64.0%

*	The performance of the Fund’s upside S&P 500 Index FLEX Options’ exposure is calculated by multiplying the Par Up Rate by the positive returns of the S&P 500 Index for the Outcome Period. That performance is then reduced by the Fund’s total net expenses.

2.	As of May 3, 2022, the estimated Spread ranges for the below Fund are as follows:

Estimated Spread Ranges (As of May 3, 2022)
Fund Name / Share Class	Prior to Taking into Account Fund Fees and Expenses	After Taking into Account Fund Fees and Expenses
Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - May Class 3	1.5% and 3.2%	2.4% and 4.2%

3.	As of May 3, 2022, the estimated ranges of the Index Caps for each of the below Funds are as follows:

Estimated Cumulative Index Cap Ranges* (As of May 3, 2022)
Fund Name / Share Class	Prior to Taking into Account Fund Fees and Expenses	After Taking into Account Fund Fees and Expenses
Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - May Class 3	12.9% and 16.0%	11.8% and 14.8%
Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - May Class 3	13.0% and 16.1%	11.9% and 15.0%
Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - May Class 3	12.5% and 13.6%	11.4% and 12.5%

*	The Cumulative Index Cap represents the aggregation of the S&P 500 Index Cap and the Secondary Index Cap, with each comprising 50% of the amount specified.

Investors should retain this supplement for future reference.

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